UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 1, 2001 (Date of earliest event reported)
BETHLEHEM STEEL CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of organization)	1-1941 (Commission File Number)	24-0526133 (I.R.S. Employer Identification Number)
1170 Eighth Avenue Bethlehem, Pennsylvania (Address of principal executive offices)		18016-7699 (Zip Code)
610-694-2424 (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits
Exhibit No.	Exhibit
99	Press release of Bethlehem Steel Corporation dated October 1, 2001.

Item 9. Regulation FD Disclosure

          On October 1, 2001, Bethlehem Steel Corporation issued a press release announcing that it had completed certain planned asset sales and that it had obtained essentially all of the necessary commitments for a new $750 million credit facility. The press release is attached as an exhibit to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETHLEHEM STEEL CORPORATION (Registrant)

                                                                            by:
/s/ L. A. Arnett L. A. Arnett Vice President and Controller

Date: October 2, 2001

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99	Press release of Bethlehem Steel Corporation dated October 1, 2001.